EXHIBIT 24.01


                                POWER OF ATTORNEY


                                   (Form S-3)


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of THE TRAVELERS INC., a Delaware corporation (the "Company"), does hereby consti-tute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the under-signed, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of all or any part of the shares of 5.50% Convertible Preferred Stock, Series B, of the Company (the "Series B Preferred Stock"), the Common Stock Purchase Warrant issued to American Express Company in connection with the acquisition of the Shearson businesses, and the shares of common stock underlying the Series B Preferred Stock and such Warrant (collectively, the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-3 or other appropriate form in respect of the registration of all or any part of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities, or to permit such market-making activities, under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has signed these presents this
     day of               , 1994.
- ----        --------------


                                                           /s/Kenneth J. Bialkin
                                                           ---------------------
                                                              Kenneth J. Bialkin

                                POWER OF ATTORNEY


                                   (Form S-3)


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of THE TRAVELERS INC., a Delaware corporation (the "Company"), does hereby consti-tute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the under-signed, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of all or any part of the shares of 5.50% Convertible Preferred Stock, Series B, of the Company (the "Series B Preferred Stock"), the Common Stock Purchase Warrant issued to American Express Company in connection with the acquisition of the Shearson businesses, and the shares of common stock underlying the Series B Preferred Stock and such Warrant (collectively, the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-3 or other appropriate form in respect of the registration of all or any part of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendme!nts, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities, or to permit such market-making activities, under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has signed these presents this
     day of               , 1994.
- ----        --------------


                                                      /s/Joseph A. Califano, Jr.
                                                      --------------------------
                                                         Joseph A. Califano, Jr.

                                POWER OF ATTORNEY


                                   (Form S-3)


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of THE TRAVELERS INC., a Delaware corporation (the "Company"), does hereby consti-tute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the under-signed, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of all or any part of the shares of 5.50% Convertible Preferred Stock, Series B, of the Company (the "Series B Preferred Stock"), the Common Stock Purchase Warrant issued to American Express Company in connection with the acquisition of the Shearson businesses, and the shares of common stock underlying the Series B Preferred Stock and such Warrant (collectively, the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-3 or other appropriate form in respect of the registration of all or any part of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities, or to permit such market-making activities, under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has signed these presents this
     day of               , 1994.
- ----        --------------


                                                            /s/Robert W. Crispin
                                                            --------------------
                                                               Robert W. Crispin

                                POWER OF ATTORNEY


                                   (Form S-3)


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of THE TRAVELERS INC., a Delaware corporation (the "Company"), does hereby consti-tute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the under-signed, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of all or any part of the shares of 5.50% Convertible Preferred Stock, Series B, of the Company (the "Series B Preferred Stock"), the Common Stock Purchase Warrant issued to American Express Company in connection with the acquisition of the Shearson businesses, and the shares of common stock underlying the Series B Preferred Stock and such Warrant (collectively, the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-3 or other appropriate form in respect of the registration of all or any part of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities, or to permit such market-making activities, under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has signed these presents this 26th day of January, 1994.


                                                          /s/Douglas D. Danforth
                                                          ----------------------
                                                             Douglas D. Danforth

                                POWER OF ATTORNEY


                                   (Form S-3)


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of THE TRAVELERS INC., a Delaware corporation (the "Company"), does hereby consti-tute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the under-signed, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of all or any part of the shares of 5.50% Convertible Preferred Stock, Series B, of the Company (the "Series B Preferred Stock"), the Common Stock Purchase Warrant issued to American Express Company in connection with the acquisition of the Shearson businesses, and the shares of common stock underlying the Series B Preferred Stock and such Warrant (collectively, the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-3 or other appropriate form in respect of the registration of all or any part of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities, or to permit such market-making activities, under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has signed these presents this 26th day of January, 1994.


                                                            /s/Robert F. Daniell
                                                            --------------------
                                                               Robert F. Daniell

                                POWER OF ATTORNEY


                                   (Form S-3)


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of THE TRAVELERS INC., a Delaware corporation (the "Company"), does hereby consti-tute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the under-signed, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of all or any part of the shares of 5.50% Convertible Preferred Stock, Series B, of the Company (the "Series B Preferred Stock"), the Common Stock Purchase Warrant issued to American Express Company in connection with the acquisition of the Shearson businesses, and the shares of common stock underlying the Series B Preferred Stock and such Warrant (collectively, the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-3 or other appropriate form in respect of the registration of all or any part of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities, or to permit such market-making activities, under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has signed these presents this
     day of               , 1994.
- ----        --------------


                                                          /s/Leslie B. Disharoon
                                                          ----------------------
                                                             Leslie B. Disharoon

                                POWER OF ATTORNEY


                                   (Form S-3)


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of THE TRAVELERS INC., a Delaware corporation (the "Company"), does hereby consti-tute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the under-signed, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of all or any part of the shares of 5.50% Convertible Preferred Stock, Series B, of the Company (the "Series B Preferred Stock"), the Common Stock Purchase Warrant issued to American Express Company in connection with the acquisition of the Shearson businesses, and the shares of common stock underlying the Series B Preferred Stock and such Warrant (collectively, the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-3 or other appropriate form in respect of the registration of all or any part of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities, or to permit such market-making activities, under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has signed these presents this 26th day of January, 1994.


                                                               /s/Gerald R. Ford
                                                               -----------------
                                                                  Gerald R. Ford

                                POWER OF ATTORNEY


                                   (Form S-3)


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of THE TRAVELERS INC., a Delaware corporation (the "Company"), does hereby consti-tute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the under-signed, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of all or any part of the shares of 5.50% Convertible Preferred Stock, Series B, of the Company (the "Series B Preferred Stock"), the Common Stock Purchase Warrant issued to American Express Company in connection with the acquisition of the Shearson businesses, and the shares of common stock underlying the Series B Preferred Stock and such Warrant (collectively, the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-3 or other appropriate form in respect of the registration of all or any part of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities, or to permit such market-making activities, under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has signed these presents this 26th day of January, 1994.


                                                          /s/Robert F. Greenhill
                                                          ----------------------
                                                             Robert F. Greenhill

                                POWER OF ATTORNEY


!        (Form S-3)


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of THE TRAVELERS INC., a Delaware corporation (the "Company"), does hereby consti-tute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the under-signed, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of all or any part of the shares of 5.50% Convertible Preferred Stock, Series B, of the Company (the "Series B Preferred Stock"), the Common Stock Purchase Warrant issued to American Express Company in connection with the acquisition of the Shearson businesses, and the shares of common stock underlying the Series B Preferred Stock and such Warrant (collectively, the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-3 or other appropriate form in respect of the registration of all or any part of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities, or to permit such market-making activities, under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has signed these presents this 26th day of January, 1994.


                                                            /s/Ann Dibble Jordan
                                                            --------------------
                                                               Ann Dibble Jordan

                                POWER OF ATTORNEY


                                   (Form S-3)


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of THE TRAVELERS INC., a Delaware corporation (the "Company"), does hereby consti-tute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the under-signed, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of all or any part of the shares of 5.50% Convertible Preferred Stock, Series B, of the Company (the "Series B Preferred Stock"), the Common Stock Purchase Warrant issued to American Express Company in connection with the acquisition of the Shearson businesses, and the shares of common stock underlying the Series B Preferred Stock and such Warrant (collectively, the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-3 or other appropriate form in respect of the registration of all or any part of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities, or to permit such market-making activities, under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has signed these presents this 26th day of January, 1994.


                                                               /s/Robert I. Lipp
                                                               -----------------
                                                                  Robert I. Lipp

                                POWER OF ATTORNEY


                                   (Form S-3)


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of THE TRAVELERS INC., a Delaware corporation (the "Company"), does hereby consti-tute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the under-signed, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of all or any part of the shares of 5.50% Convertible Preferred Stock, Series B, of the Company (the "Series B Preferred Stock"), the Common Stock Purchase Warrant issued to American Express Company in connection with the acquisition of the Shearson businesses, and the shares of common stock underlying the Series B Preferred Stock and such Warrant (collectively, the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-3 or other appropriate form in respect of the registration of all or any part of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities, or to permit such market-making activities, under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has signed these presents this
         day of            , 1994.
- --------        -----------


                                                                   /s/D.C. Mecum
                                                                   -------------
                                                                      D.C. Mecum

                                POWER OF ATTORNEY


                                   (Form S-3)


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of THE TRAVELERS INC., a Delaware corporation (the "Company"), does hereby consti-tute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the under-signed, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of all or any part of the shares of 5.50% Convertible Preferred Stock, Series B, of the Company (the "Series B Preferred Stock"), the Common Stock Purchase Warrant issued to American Express Company in connection with the acquisition of the Shearson businesses, and the shares of common stock underlying the Series B Preferred Stock and such Warrant (collectively, the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-3 or other appropriate form in respect of the registration of all or any part of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities, or to permit such market-making activities, under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has signed these presents this
         day of            , 1994.
- --------        -----------


                                                                 /s/A.E. Pearson
                                                                 ---------------
                                                                    A.E. Pearson

                                POWER OF ATTORNEY


                                   (Form S-3)


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of THE TRAVELERS INC., a Delaware corporation (the "Company"), does hereby consti-tute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the under-signed, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of all or any part of the shares of 5.50% Convertible Preferred Stock, Series B, of the Company (the "Series B Preferred Stock"), the Common Stock Purchase Warrant issued to American Express Company in connection with the acquisition of the Shearson businesses, and the shares of common stock underlying the Series B Preferred Stock and such Warrant (collectively, the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-3 or other appropriate form in respect of the registration of all or any part of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities, or to permit such market-making activities, under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has signed these presents this 26th day of January, 1994.


                                                               /s/Frank J. Tasco
                                                               -----------------
                                                                  Frank J. Tasco

                                POWER OF ATTORNEY


                                   (Form S-3)


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a dire!ctor of THE TRAVELERS INC., a Delaware corporation (the "Company"), does hereby consti-tute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the under-signed, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of all or any part of the shares of 5.50% Convertible Preferred Stock, Series B, of the Company (the "Series B Preferred Stock"), the Common Stock Purchase Warrant issued to American Express Company in connection with the acquisition of the Shearson businesses, and the shares of common stock underlying the Series B Preferred Stock and such Warrant (collectively, the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-3 or other appropriate form in respect of the registration of all or any part of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities, or to permit such market-making activities, under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has signed these presents this 26th day of January, 1994.


                                                                 /s/L.J. Wachner
                                                                 ---------------
                                                                    L.J. Wachner

                                POWER OF ATTORNEY


                                   (Form S-3)


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of THE TRAVELERS INC., a Delaware corporation (the "Company"), does hereby consti-tute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the under-signed, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of all or any part of the shares of 5.50% Convertible Preferred Stock, Series B, of the Company (the "Series B Preferred Stock"), the Common Stock Purchase Warrant issued to American Express Company in connection with the acquisition of the Shearson businesses, and the shares of common stock underlying the Series B Preferred Stock and such Warrant (collectively, the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-3 or other appropriate form in respect of the registration of all or any part of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities, or to permit such market-making activities, under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has signed these presents this
         day of            , 1994.
- -------        -----------


                                                        /s/Joseph R. Wright, Jr.
                                                        ------------------------
                                                           Joseph R. Wright, Jr.

                                POWER OF ATTORNEY


                                   (Form S-3)


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of THE TRAVELERS INC., a Delaware corporation (the "Company"), does hereby consti-tute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the under-signed, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of all or any part of the shares of 5.50% Convertible Preferred Stock, Series B, of the Company (the "Series B Preferred Stock"), the Common Stock Purchase Warrant issued to American Express Company in connection with the acquisition of the Shearson businesses, and the shares of common stock underlying the Series B Preferred Stock and such Warrant (collectively, the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-3 or other appropriate form in respect of the registration of all or any part of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities, or to permit such market-making activities, under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has signed these presents this
         day of            , 1994.
- --------        -----------


                                                                /s/Arthur Zankel
                                                                ----------------
                                                                   Arthur Zankel

                                POWER OF ATTORNEY


                                   (Form S-3)


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of THE TRAVELERS INC., a Delaware corporation (the "Company"), does hereby consti-tute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the under-signed, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of all or any part of the shares of 5.50% Convertible Preferred Stock, Series B, of the Company (the "Series B Preferred Stock"), the Common Stock Purchase Warrant issued to American Express Company in connection with the acquisition of the Shearson businesses, and the shares of common stock underlying the Series B Preferred Stock and such Warrant (collectively, the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-3 or other appropriate form in respect of the registration of all or any part of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities, or to permit such market-making activities, under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has signed these presents this
         day of            , 1994.
- --------        -----------


                                                                /s/Frank G. Zarb
                                                                ----------------
                                                                   Frank G. Zarb